Exhibit 10.37

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

OPTION AGREEMENT

THIS OPTION AGREEMENT (“Option Agreement”) is made and entered into as of the 21st day of June, 2010, by and between INCLINE THERAPEUTICS, INC., a Delaware corporation (the “Company”) and CADENCE PHARMACEUTICALS, INC., a Delaware corporation (“Cadence”).

BACKGROUND

A. The Company desires to grant to Cadence an exclusive, irrevocable option to acquire the Company through the Acquisition (as defined herein), subject to the terms of this Option Agreement and the Delaware General Corporation Law. The Company and Cadence entered into that certain non-binding Memorandum of Terms dated [ *** ], setting out the key terms of such option grant.

B. The Board of Directors of the Company has determined that this Option Agreement and the transactions contemplated hereby are advisable to, and in the best interests of, the Company and its stockholders and has approved this Option Agreement.

C. Contemporaneously with the execution and delivery of this Option Agreement (i) the Company is undertaking a Series A Financing (as defined herein) pursuant to which the Company and certain investors are entering into a Series A Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”), and related transaction documents, and (ii) the Company and ALZA Corporation are entering into that certain License and Asset Transfer Agreement pursuant to which the Company shall acquire by assignment and license certain rights with respect to the Ionsys Product (as defined below) for further development and commercialization by the Company (the “Asset Purchase Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as set forth herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in Article 1.

ARTICLE 1

CERTAIN DEFINITIONS

“Acquisition” has the meaning set forth in Section 2.5(a).

“Acquisition Agreement” has the meaning set forth in Section 2.5(a).

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Affiliate” means with respect to a particular Party, a person, corporation, partnership, or other entity that directly or indirectly controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the possession, either directly or indirectly through one or more intermediaries, of (a) power to direct or cause the direction of the management or policies of such entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of at least 50% of the voting securities or other ownership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity.

“Business Day” means any day other than a Saturday, a Sunday, or a day that banks are closed in the State of California.

“Change of Control” means that any of the following has occurred:

(a) any Third Party becomes the beneficial owner, directly or indirectly, of more than [ *** ] of the outstanding voting stock or voting power over voting stock of (i) Cadence or (ii) any one or more Persons which are direct or indirect parent holding companies of Cadence or Affiliates controlling Cadence (Cadence, together with the Persons described in clause (ii), each hereinafter referred to, individually, as a “Cadence Group Company” and, collectively, as the “Cadence Group Companies”); or

(b) any Cadence Group Company consummates [ *** ]; or

(c) any Cadence Group Company consummates [ *** ] of the outstanding voting stock or voting power over voting stock of the surviving or newly-created entity in such transaction (or series of transactions).

For purposes of this definition of “Change of Control”:

(1) “beneficial ownership” (and other correlative terms) means beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof, it being understood and agreed that “beneficial ownership” shall also include any securities which any Person or any of such person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options or otherwise; and

(2) “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the possession, either directly or indirectly through one or more intermediaries, of (i) the power to direct or cause the direction of the management or policies of such entity, (whether through ownership of securities or other ownership interests, by contract or otherwise), or (ii) beneficial ownership of more than [ *** ] of the voting securities or other ownership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Company Equityholders” means those Persons (other than the holders of preferred or common stock of the Company who validly exercise any dissenters’ rights in connection with the Acquisition) who, immediately prior to the consummation of the Acquisition, were holders of Company Equity Securities.

“Company Equity Securities” means all securities of the Company, including all common stock, preferred stock, warrants and options to purchase preferred or common stock of the Company, and any other securities of the Company convertible or exercisable into preferred or common stock of the Company.

“Confidential Information” means, with respect to a Party, all Information of such Party that is disclosed to the other Party under or pursuant to this Option Agreement or in the JDC, whether disclosed in oral, written, graphic, or electronic form. Confidential Information of the Company shall include any and all “Confidential Information” disclosed by [ *** ] to the Company pursuant to the Asset Purchase Agreement.

“Contemplated Transactions” means the transactions and other matters contemplated by this Option Agreement and the Acquisition Agreement.

“Current Plan” has the meaning set forth in Section 2.5(c).

“Decision Payment” means any of the Decision 1 Payment or the Decision 2 Payment or Product Approval Payment, as the case may be.

“Decision 1 Payment” has the meaning set forth in Section 2.6(a).

“Execution Date” means the later of (a) the First Closing or (b) the execution of the Asset Purchase Agreement.

“Exercise Date” has the meaning set forth in Section 2.5(a).

“Exercise Notice” means either the Option Period 1 Exercise Notice or the Option Period 2 Exercise Notice, as the case may be.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“First Closing” means the First Closing, as such term is defined in Section 1.1 of the Preferred Stock Purchase Agreement, of the Series A Financing, resulting in at least $[ *** ] in gross proceeds to the Company.

“First Option Extenstion Fee” has the meaning set forth in Section 2.4(b).

“Former Service Providers” has the meaning set forth in Section 3.3.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Ionsys Product” means an iontophoretic transdermal system providing delivery under the influence of an electric current which is from a source external to the human body (i.e., non-naturally occurring) of fentanyl [ *** ].

“Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), devices or components thereof, software, algorithms, marketing reports, clinical and non-clinical study reports, regulatory submission summaries and regulatory submission documents, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures, business, financial, marketing, and strategic information.

“Initial Decision 2 Payment” has the meaning set forth in Section 2.6(b).

“Investor Rights Agreement” means that certain Investor Rights Agreement dated the date of the Preferred Stock Purchase Agreement, to which Cadence is party.

“Investors” means each and any of the investors purchasing Series A Preferred Stock of the Company pursuant to the Series A Financing.

“IPO Window” has the meaning set forth in Section 2.4(d).

“JDC” or “Joint Development Committee” has the meaning set forth in Section 3.1(e).

“NDA” means a New Drug Application, or a supplement to any New Drug Application acquired by the Company pursuant to the Asset Purchase Agreement, in each case submitted by the Company or its Affiliates to the FDA for marketing approval of the Ionsys Product.

“NDA Filing Acceptance” has the meaning set forth in Section 2.4(a).

“Negotiation Period” has the meaning set forth in Section 2.5(a).

“Option Effective Date” means the earliest date on which the following have all occurred: (a) the receipt by the Company of Option Payment 1; (b) the First Closing; and (c) the execution of the Asset Purchase Agreement.

“Option Extension Fee” has the meaning set forth in Section2.4(b).

“Option Payment 1” has the meaning set forth in Section 2.2.

“Option Payment 2” has the meaning set forth in Section 2.2.

“Option Period 1” has the meaning set forth in Section 2.3(a).

“Option Period 1 Exercise Notice” has the meaning set forth in Section 2.3(b).

“Option Period 2” has the meaning set forth in Section 2.4.

“Option Period 2 Exercise Notice” has the meaning set forth in Section 2.4(f).

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Option Termination Event” has the meaning set forth in Section 4.1.

“Parties” means Cadence and the Company, and “Party” means Cadence or the Company.

“Permitted Transaction” means any of the following: (a) any merger, consolidation, share exchange, business combination, reorganization, recapitalization or similar transaction involving the Company; or (b) the acquisition by any Person, directly or indirectly, of voting securities of the Company, or the entry by any Person into a contract with the Company, the result of which is that such Person, following such action, has the power to direct or cause the direction of management and policies of the Company.

“Person” means any individual or any corporation (including any non profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Product Approval” means the receipt of approval, in writing, of the NDA by the FDA.

“Product Approval Payment” has the meaning set forth in Section 2.6(b).

“Product Information” means the Information related solely to the [ *** ] in connection with [ *** ] to the [ *** ] prior to [ *** ], including such Information [ *** ], which Information, as of the Execution Date, is [ *** ], and specifically excluding [ *** ] any Information owned by [ *** ] and [ *** ] any Information acquired by [ *** ]. The Product Information is described as set forth on Exhibit A attached hereto and incorporated herein by reference.

“Qualified Public Offering” has the meaning set forth in Section 2.4(a).

“Qualified Registration Filing” has the meaning set forth in Section 2.4(a).

“Regulatory Approval” means the approvals (including pricing and reimbursement approvals, if appropriate), registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity necessary for the marketing of the Ionsys Product.

“Second Option Extension Fee” has the meaning set forth in Section 2.4(b).

“Series A Financing” means the financing transaction in which the Company will issue to Investors shares of its Series A Preferred Stock, resulting in at least $[ *** ] in gross proceeds to the Company, all as provided in the Preferred Stock Purchase Agreement.

“Third Party” means any Person other than Cadence or the Company, or any of its or their respective Affiliates.

“Tranche 2” means the Second Closing, as such term is defined in Section 1.2 of the Preferred Stock Purchase Agreement, of the Series A Financing, resulting in at least $[ *** ] in gross proceeds to the Company.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Tranche 2 Date” means the date of the final closing of Tranche 2.

“Voting Agreement” means that certain Voting Agreement dated the date of the Preferred Stock Purchase Agreement, to which Cadence is party.

ARTICLE 2

ACQUISITION TRANSACTION OPTION; OPTION PERIODS

2.1 Grant of Option. Subject to the terms and conditions of this Option Agreement, effective as of the Option Effective Date, the Company hereby grants to Cadence an exclusive, irrevocable option to purchase all of the Company Equity Securities (the “Option”) exercisable during Option Period 1 and, if not exercised during such time, and subject to the receipt of Option Payment 2, exercisable during Option Period 2, as further set forth below, and in each case through the Option Termination Event. The Company shall cause all holders of Company Equity Securities, at all times, to be a party to the Voting Agreement.

2.2 Consideration for Option. In consideration for the Option, Cadence shall pay to the Company an option fee, as follows: (i) $3,500,000 payable no later than three (3) Business Days following Cadence’s receipt of written notice from the Company of the occurrence of the Execution Date (“Option Payment 1”) and (ii) $3,500,000 payable on the Tranche 2 Date (“Option Payment 2”).

2.3 Exercise of Option During Option Period 1

(a) The first Option period (“Option Period 1”) shall commence on the Option Effective Date and extend until the later to occur of: (i) the date immediately prior to the Tranche 2 Date and (ii) the first anniversary of the Option Effective Date. The Company shall provide Cadence with [ *** ] advance written notice of the proposed Tranche 2 Date, and where such [ *** ] notice has not been so delivered, the date set forth in clause (i) above shall be extended to include such an additional number of [ *** ] as are required to provide such [ *** ] notice in total. In addition, in the event that the actual Tranche 2 Date is more than [ *** ] delayed from the proposed date set forth in the written notice, the time in which Cadence may validly exercise the Option shall be extended until the date of such actual Tranche 2 Date. Notwithstanding Section 2.4(a) below, it is understood that [ *** ], provided that Cadence receives from the Company written notice of such NDA Filing Acceptance at least [ *** ] prior to expiration of Option Period 1, and where such [ *** ] notice has not been so delivered, the date set forth in this Section 2.3(a) shall be extended to include such additional number of [ *** ] as are required to provide such [ *** ] notice in total. In no event shall Option Period 1 expire prior to the Option Termination Event.

(b) Cadence shall have the right, in its sole and absolute discretion, to irrevocably exercise the Option during Option Period 1 by providing to the Company written notice of its election to exercise the Option (the “Option Period 1 Exercise Notice”) at any time during Option Period 1, provided that such notice must be received by the Company on or before the last day of Option Period 1. Upon receipt of the Option Period 1 Exercise Notice, the Parties shall proceed as provided under Section 2.5.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4 Exercise of Option During Option Period 2

(a) The second Option period (as extended pursuant to this Section 2.4, “Option Period 2”) shall commence on the day immediately following the [ *** ] of Option Period 1 (if unexercised as of such time), and extend until the earliest to occur of: (i) [ *** ] following the date on which written notice of the acceptance for filing by the FDA of the NDA (“NDA Filing Acceptance”) is received by Cadence from the Company; (ii) the forty-second month anniversary of the Option Effective Date, subject to extension as set forth below under Section 2.4(b); and (iii) subject to Section 2.4(d), [ *** ] after the Company provides to Cadence written notice of the filing by the Company of a registration statement pursuant to the Securities Act of 1933 for an underwritten initial public offering [ *** ] $[ *** ] (a “Qualified Registration Filing” and such offering a “Qualified Public Offering”). In no event shall Option Period 2 expire prior to the Option Termination Event.

(b) If Option Period 2 terminates pursuant to clause (ii) of Section 2.4(a) upon the forty-second month anniversary of the Option Effective Date, Cadence shall nonetheless have the right, but not the obligation, in its sole discretion, to extend Option Period 2 by [ *** ] periods as follows: (i) by providing written notice to the Company of such election to extend no later than the [ *** ] of Option Period 2 and paying to the Company an extension fee of $[ *** ] (the “[ *** ] Option Extension Fee”) within [ *** ] of the date of such notice; and (ii) if Option Period 2 has been extended pursuant to subsection (i), and [ *** ], by providing written notice to the Company of such election to further extend no later than the [ *** ] of Option Period 2 (as extended with the [ *** ] Option Extension Fee) and paying to the Company an additional extension fee of $[ *** ] (the “[ *** ]”) within [ *** ] of the date of such notice. If Cadence extends Option Period 2 pursuant to clause (i) above and pays the [ *** ] Option Extension Fee, Option Period 2 shall be extended until [ *** ]. If Cadence extends Option Period 2 pursuant to clause (ii) above and pays the Second Option Extension Fee, Option Period 2 shall then be extended until [ *** ]. If Cadence exercises the Option during the extended Option Period 2, it shall have the right to [ *** ].

(c) If Option Period 2 terminates either (1) pursuant to clause (ii) of Section 2.4(a) upon the forty-second month anniversary of the Option Effective Date (and Cadence does not elect to (or does not have the right to) extend Option Period 2 as provided under Section 2.4(b)(i)), or (2) pursuant to clause (B) of Section 2.4(b) upon the [ *** ] anniversary of the Option Effective Date (and Cadence does not elect to (or does not have the right to) extend further Option Period 2 as provided under clause (ii) of Section 2.4(b)), the Option shall expire unexercised, and the Company shall no longer have any obligation to Cadence except that, [ *** ]. During the [ *** ], the Company shall have the right, but not the obligation, to [ *** ]. If Cadence elects to make such [ *** ], then (i) the Company and Cadence shall [ *** ]. For clarity, following the expiration of the [ *** ] the Company shall [ *** ].

(d) If Option Period 2 terminates pursuant to any provision of Section 2.4(a) or Section 2.4(b) upon a Qualified Registration Filing, the Option shall immediately expire unexercised; provided, however, that if the closing of the Qualified Public Offering pursuant to an effective registration statement which is the subject of the Qualified Registration Filing [ *** ], then the Option shall become effective again, until [ *** ].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) If Option Period 2 terminates pursuant to any provision of Section 2.4(a) or Section 2.4(b) upon a Qualified Registration Filing, and the closing of the Qualified Public Offering occurs [ *** ], then the Option shall expire unexercised; [ *** ].

(f) If Cadence does not exercise the Option during Option Period 1, and provided the Company receives Option Payment 2 when due, Cadence shall have the right, in its sole and absolute discretion, to irrevocably exercise the Option during Option Period 2 by providing to the Company written notice of its election to exercise the Option (the “Option Period 2 Exercise Notice”) at any time during Option Period 2 (as may be extended as provided in Section 2.4(b) above); provided the Option Period 2 Exercise Notice is received by the Company on or before the [ *** ] of Option Period 2. Upon receipt of the Option Period 2 Exercise Notice, the Parties shall proceed as provided under Section 2.5.

2.5 Actions Following Receipt of Notice of Exercise of Option

(a) Immediately following receipt by the Company of a valid and timely Exercise Notice (the date of such receipt, the “Exercise Date”), the Parties will each use their respective best efforts [ *** ] to negotiate and enter into a definitive agreement (“Acquisition Agreement”) for Cadence to acquire all of the Company Equity Securities through [ *** ] (the “Acquisition”). The Parties shall each use their respective best efforts to negotiate and enter into the Acquisition Agreement and thereafter to close the Acquisition within the [ *** ]. The Parties acknowledge that the Acquisition Agreement shall contain the key provisions set forth on Schedule 2.5(a), as well as such other terms and conditions customary for such an agreement, including, [ *** ]. Upon execution of the Acquisition Agreement, the Parties shall take such actions necessary to consummate and close the Acquisition [ *** ].

(b) Without limiting the Parties’ obligation to use best efforts to negotiate the Acquisition Agreement during [ *** ], the exercise of the Option by Cadence upon delivery of a valid and timely Exercise Notice shall [ *** ], and in the event the Parties cannot agree upon a definitive Acquisition Agreement by the end of the Negotiation Period [ *** ]. For clarity, so long as the Parties are pursuing [ *** ], both Cadence and the Company shall [ *** ].

(c) Notwithstanding this Section 2.5, if as of, or any time following, the Exercise Date, the Company [ *** ], it shall so notify Cadence in writing within [ *** ] following the Exercise Date (or [ *** ] following such other time following the Exercise Date, if applicable), and shall include within such notice [ *** ]. Upon receipt of such notice Cadence shall be required to [ *** ] shall be in a form and substance agreeable to both Parties, [ *** ].

2.6 Consideration – Decision Payments

(a) In the event that Cadence exercises the Option during Option Period 1, it shall pay to the Company Equityholders, in consideration for the acquisition of all of the outstanding Company Equity Securities, an aggregate amount equal to [ *** ], not to exceed in any event $135,000,000 (the “Decision 1 Payment”), [ *** ], in accordance with the terms of the Acquisition Agreement. The Acquisition Agreement shall provide that the Decision 1 Payment shall be made at the closing of such transaction, which shall occur no later than [ *** ].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) In the event that Cadence exercises the Option during Option Period 2, it shall pay to the Company Equityholders, in consideration for the acquisition of all of the outstanding Company Equity Securities, both (i) an aggregate amount equal to [ *** ], not to exceed in any event $228,000,000 (the “Initial Decision 2 Payment”) and (b) subject to receipt of Product Approval, an additional payment equal to [ *** ], not to exceed in any event $57,000,000 (the “Product Approval Payment”), [ *** ], in accordance with the terms of the Acquisition Agreement. The Acquisition Agreement shall provide that (x) the Initial Decision 2 Payment shall [ *** ].

2.7 Payment of Merger Consideration. The Acquisition Agreement shall provide that the payment of the Decision Payment shall be made in [ *** ]; provided, however, that Cadence shall have the right, pursuant to and as further detailed in the Acquisition Agreement and subject to the last sentence of this Section 2.7, to elect at the time of exercise of the Option to pay up to 50% of the applicable Decision Payment in the form of common stock of Cadence. If Cadence elects to issue Cadence common stock in payment of the Decision Payment as set forth herein, the Exercise Notice shall set forth the specific percentage of the applicable Decision Payment to be paid in the form of common stock of Cadence. Such stock shall be [ *** ]. The Acquisition Agreement shall provide that if Cadence elects to issue such common stock, it will [ *** ]. In no event will Cadence have the right to issue stock in lieu of cash as part of the Decision Payment unless at the time of issuance, [ *** ].

ARTICLE 3

CERTAIN COVENANTS

3.1 Affirmative Covenants of the Company. Until the occurrence of an Option Termination Event:

(a) Application of Option Agreement; Execution of Voting Agreement. The Company, Cadence, the other Investors and the Significant Common Holders (as defined in the Voting Agreement) shall have entered into the Voting Agreement, which shall provide generally that the Company shall provide, as a condition to the sale or issuance of any Company Equity Security at the time of or following the Execution Date, that such purchaser or recipient execute and be bound by the terms of the Voting Agreement and that each option, warrant or other security (other than outstanding shares of Series A Preferred) convertible into equity securities of the Company include a provision terminating such option, warrant or other security convertible into equity securities of the Company upon consummation of the Acquisition, and related provisions.

(b) Right of Participation. The Company, Cadence and the other Investors shall have entered into the Investor Rights Agreement, which shall provide generally that where the Company proposes a financing transaction in which the Company will issue and/or sell any Company Equity Securities to raise funds the Company shall provide written notice thereof to Cadence, and Cadence shall have certain rights to participate in such financing transaction pursuant to the terms of the Investor Rights Agreement.

(c) Board Seat. The Company, Cadence, the other Investors and the Significant Common Holders (as defined in the Voting Agreement) shall have entered into the Voting Agreement, pursuant to which Cadence shall have the right to designate one (1) member of the Company’s Board of Directors pursuant to the terms of the Voting Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) Limitation on Debt. The Company shall not incur debt financing in excess of $[ *** ] outstanding at any point in time; provided that [ *** ].

(e) Joint Development Committee.

(i) Within 30 days of the Option Effective Date, the Company and Cadence shall form a joint development committee (the “JDC”), to oversee global development of and the pursuit of Regulatory Approval for the Ionsys Product (or such other products as the Company may at such time elect to develop) (the “Products”) and to serve as a conduit for the flow of information and input regarding such development and regulatory filings and approval, provided that as and to the extent any rights outside the U.S. are licensed pursuant to Section 3.1(f) to a Third Party, the JDC’s oversight would not include activities in those countries subject to such Permitted Ex-U.S. Transaction. Each Party shall initially appoint three (3) representatives to the JDC, with each representative having knowledge and expertise in the development of products similar to the Products and having sufficient seniority within the applicable Party to make decisions arising with the scope of the JDC’s responsibilities. The JDC may change its size from time to time by mutual consent of its members, provided that the JDC shall consist at all times of an equal number of representatives of each of the Company and Cadence. Each Party may replace its JDC representatives at any time upon written notice to the other Party. Each Party may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Option Agreement) to participate in the discussions and meetings of the JDC, provided that such participants shall have no voting authority at the JDC. The JDC shall have a chairperson, selected by the Company. The role of the chairperson shall be to convene (subject to the right of each Party to convene a special meeting as set forth in (iii) below) and preside at meetings of the JDC, to prepare and circulate agendas (provided, however, that either Party shall be free to propose additional topics to be included on such agenda prior to the applicable meeting) and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JDC representatives.

(ii) Specific Responsibilities of the JDC. In addition to its general responsibilities described in clause (i) above, the JDC shall in particular:

(1) oversee the conduct of the development of the Products;

(2) create, implement and review the overall strategy for development and the design and objectives of any and all clinical trials and non-clinical studies proposed by the Company with respect to the Products;

(3) decide whether and when to initiate or discontinue, and oversee the conduct of, any clinical trial and any non-clinical study;

(4) create, implement and review the overall strategy with respect to regulatory, manufacturing and intellectual property matters with respect to the Products;

(5) facilitate the flow of Information between the Parties with respect to the development of and seeking Regulatory Approval for, the Products; and

(6) perform such other functions as the Parties may deem appropriate and as agreed upon in writing.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii) Meetings. The JDC shall meet at least quarterly, unless the Parties mutually agree in writing to a different frequency. Either Party may also call a special meeting of the JDC (by videoconference or teleconference) by written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting. The chairperson of the JDC shall prepare and circulate an agenda for such meeting; provided, however, that either Party shall be free to propose additional topics to be included on such agenda, prior to such meeting. The JDC may meet in person, or at the request of either Party, by videoconference or by teleconference. In-person JDC meetings will be held at the Company’s offices located within the United States. Each Party will bear the expense of its respective JDC members’ participation in JDC meetings. Meetings of the JDC shall be effective only if at least one (1) representative of each Party is present or participating in such meeting. The chairperson of the JDC shall be responsible for keeping reasonably detailed written minutes of all JDC meetings that reflect all decisions made at such meetings. The JDC chairperson shall send meeting minutes to each member of the JDC for review and approval within ten (10) Business Days after each JDC meeting. Minutes will be deemed approved unless one or more members of the JDC objects to the accuracy of such minutes within ten (10) Business Days of receipt.

(iv) Decision-Making. The JDC shall act by consensus; with the representatives from each Party having, collectively, one (1) vote on behalf of that Party; provided, however, that if the JDC cannot reach consensus on an issue that comes before the JDC and over which the JDC has oversight, after deliberation of such issue for a period of 5 Business Days, then either Party may submit the deliberation of such issue to each Party’s Chief Executive Officer for a period of 5 additional Business Days. If the Chief Executive Officers cannot reach consensus on any issue referred to them pursuant to this Section 3.1(e)(iv) within such 5 Business Day period, then the Company shall have the deciding vote on such matter. For clarity, the JDC has no authority to amend or alter the terms of the Option or this Option Agreement or any other Operative Agreement.

(f) [ *** ] Transactions.

(i) During Option Period 1, the Company shall not enter into any agreement (whether written or oral) with a Third Party which provides for [ *** ].

(ii) During Option Period 2, the Company shall have the unrestricted right, but not the obligation, to enter into any agreement with any Third Party (other than a Permitted Transaction), pursuant to which the Company [ *** ]; provided that the proceeds received by the Company from any such transaction shall be used solely [ *** ], and shall not be: [ *** ].

(iii) For clarity, nothing in this Section 3.1(f) shall limit the Company’s right to either (1) [ *** ], or (2) obtain debt financing from a venture debt or other institutional lender, not to exceed $[ *** ] outstanding at any point in time; provided that [ *** ].

3.2 Product Information License from Cadence. Subject to the terms and conditions of this Option Agreement, Cadence hereby grants to the Company [ *** ]. The Company shall have the right to [ *** ].

3.3 Former Service Providers. Cadence understands and acknowledges that as of the Execution Date, [ *** ] (the “Former Service Providers”).

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4 Reimbursement of Expenses. In consideration for Cadence’s expenditure of funds and resources in connection with obtaining the Product Information, the Company shall issue to Cadence at the Execution Date, that number of shares of Series A Preferred Stock as is equal to $500,000 divided by the price per share paid by the Investors in the Series A Financing, all as further detailed in, and pursuant to, the Preferred Stock Purchase Agreement.

3.5 Confidentiality.

(a) Except to the extent expressly authorized by this Option Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the Term and for the [ *** ] period following the termination of this Option Agreement, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Option Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party, except for that portion of such information or materials that the receiving Party can demonstrate:

(i) was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Option Agreement;

(iv) is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

(v) is independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information of the other Party.

(b) Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following situations:

(i) complying with Applicable Laws, including regulations promulgated by securities exchanges;

(ii) disclosure to its Affiliates, employees, directors, agents, and independent contractors, and any permitted licensees, in each case only on a need-to-know basis and solely in connection with the performance of this Option Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use at least equivalent in scope as those set forth in this Section 3.5 prior to any such disclosure; and

(iii) disclosure of the material terms of this Option Agreement or any results or status reports (including data from any clinical trials) to [ *** ]; provided that in connection with such disclosure, each disclosee must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 3.5 prior to any such disclosure; and

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 3.5(b), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and, in the case of disclosure pursuant to Section 3.5(b)(i), use reasonable efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

3.6 Publicity.

(a) The Parties agree that the terms of this Option Agreement are the Confidential Information of both Parties, subject to disclosure permitted by Section 3.5. The Parties have agreed to make a joint public announcement of the execution of this Option Agreement the text of which is attached as Exhibit B, which shall be issued at a time to be mutually agreed by the Parties, but in all events in compliance with Applicable Laws.

(b) After release of such announcement, if either Party desires to make a public announcement concerning the terms of this Option Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, except that in the case of a press release, governmental filing or other public statement required (i) by Applicable Law or legal proceedings, or (ii) to be contained in financial statements of the Parties prepared in accordance with US GAAP, the disclosing Party shall (x) provide the other Party with sufficient advance notice of the text of such statement so that the other Party will have the opportunity to comment upon the statement, and the Party issuing such statement shall give due consideration any such comments in the final statement and (y) in the case of any public statement that is required by Applicable Law or legal proceedings, use commercially reasonable efforts to obtain confidential treatment of financial and trade secret information. A Party commenting on such a proposed press release shall provide its comments, if any, within [ *** ]after receiving the press release for review. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Option Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 3.6 or Section 3.5.

(c) The Parties acknowledge that either or both Parties may be obligated to file a copy of this Option Agreement with the United States Securities and Exchange Commission (the “SEC”). Each Party shall be entitled to make such a required filing, provided that it initially file a redacted copy of this Option Agreement (“Redacted Agreement”) and requests confidential treatment of the terms redacted from this Option Agreement for a reasonable period of time. In the event of any such filing, each Party shall (i) permit the other party to review and comment upon such proposed Redacted Agreement and request for confidential treatment and any subsequent correspondence with respect thereto at least [ *** ] in advance of its submission to the SEC, (ii) reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the then-current legal requirements governing redaction of information from material agreements that must be publicly filed, (iii) promptly deliver to the other Party any written correspondence received by it or its representatives from the SEC, if any, with respect to such confidential treatment request and promptly advise the other Party of any other communications between it or its representatives with the SEC with respect to such confidential treatment request, (iv) upon the written request of the other Party, request an appropriate extension of the term of the confidential treatment period, where available and (v) if the SEC requests any changes to the redactions set forth in the Redacted Agreement, use commercially reasonable efforts to support the redactions in the Redacted Agreement as originally filed (to the extent consistent with the then-current legal requirements governing redaction of information from material agreements that must be publicly filed) and, to the extent reasonably practicable, not agree to any changes to the Redacted Agreement without first discussing such changes with the other Party and taking the other Party’s comments into consideration when deciding whether to agree to such changes. Each Party shall be responsible for its own legal and other external costs in connection with any such filing, registration or notification.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.7 Publications. For clarity, the Company retains all rights to publicly present or publish any Product Information or other results of studies carried out by it or on its behalf with respect to the Ionsys Product or any other product, in each case without prior review and approval by Cadence.

ARTICLE 4

TERMINATION

4.1 Right to Terminate. This Option Agreement shall terminate upon the occurrence of any of the following (an “Option Termination Event”):

(a) by mutual written consent of the Company and Cadence; or

(b) upon the expiration of Option Period 1 (as may be extended as provided in Section 2.3(a)), if Cadence (i) does not deliver the Option Period 1 Exercise Notice on or before the last day of Option Period 1 (as may be extended as provided in Section 2.3(a)), and (ii) fails to pay to the Company the Option Payment 2 on or before the Tranche 2 Date; or

(c) upon the expiration of Option Period 2 (as may be extended as provided in Section 2.4()), if Cadence does not deliver the Option Period 2 Exercise Notice to the Company on or before the last day of Option Period 2 (as may be extended as provided in Section 2.4(a)); or

(d) upon the expiration of Option Period 2 pursuant to Section 2.4(a)(iii), in connection with the filing of the Qualified Registration Filing; if Cadence does not deliver an Option Period 2 Exercise Notice to the Company before such filing; provided that if the related Qualified Public Offering does not close during the IPO Window, then the Option and this Option Agreement shall become effective again as and to the extent provided pursuant to Section 2.4(d) and no Option Termination Event shall have occurred; or

(e) upon the closing of the transaction contemplated by the Acquisition Agreement.

4.2 Effect of Termination. In the event of termination of this Option Agreement as provided in Section 4.1(a), 4.1(b), or 4.1(e), this Option Agreement shall forthwith become void and have no further force or effect, without any liability or obligation on the part of either of the Parties. In the event of termination of this Option Agreement as provided in Section 4.1(c), this Option Agreement shall forthwith become void and have no further force or effect, without any liability or obligation on the part of either of the Parties; provided, however: that the obligations set forth in Section 2.4(c) shall remain in effect as and to the extent specified therein. In the event of termination of this Option Agreement as provided in Section 4.1(d), this Option Agreement shall forthwith become void and have no further force or effect, without any liability or obligation on the part of either of the Parties; provided, however: that the obligations set forth in Sections 2.4(d) and (e) shall remain in effect as specified therein. In addition, in the event of any termination of this Option Agreement as provided in Section 4.1, the following provisions shall remain in effect: Article 1 (to the extent necessary to interpret other surviving provisions), Sections 3.2, 3.3, 3.5, 3.6 and 3.7, this Section 4.2, and Articles 6 and 7.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

5.1 Each of Cadence and the Company hereby represents and warrants to the other Party as follows, as of the Execution Date:

(a) Organization, Good Standing and Qualification. Such Party is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Such Party has all requisite corporate power and authority to execute and deliver this Option Agreement, to carry out the provisions of this Option Agreement, and to perform its obligations under, and carry out the provisions of, this Option Agreement (other than, as to Cadence, with respect to Section 2.7 hereof). Such Party is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is required.

(b) Authorization; Binding Obligations; Governmental Consents.

(i) All corporate actions on the part of such Party and its officers, directors and stockholders necessary for the authorization of this Option Agreement and the performance of all obligations of such Party hereunder (other than, as to Cadence, with respect to Section 2.7 hereof) have been taken. This Agreement is the valid and binding obligations of such Party, enforceable against such Party in accordance with its terms, except as such enforcement may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in law or equity.

(ii) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of such Party is required in connection with the execution and delivery of this Option Agreement by such Party.

(c) Compliance with Other Instruments. The execution, delivery and performance of this Option Agreement and the performance by such Party of this Option Agreement in accordance with its terms will not (a) violate the Certificate of Incorporation or bylaws of such Party, (b) breach or result in a violation of any law applicable to such Party or (c) constitute a material breach of the terms, conditions, provisions of, or constitute a default under, any judgment, order, or decree of any court or arbitrator to which such Party is a party or any material contract of such Party.

ARTICLE 6

DISPUTE RESOLUTION

6.1 Disputes. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Option Agreement in an expedient manner by mutual cooperation and without resort to litigation. In the event of any disputes, controversies or differences that may arise under any theory of law between the Parties out of or in relation to or in connection with this Option Agreement (other than disputes arising from the JDC, which shall be resolved as provided in Section 3.1(d)), including any alleged failure to perform, or breach, of this Option Agreement, or any issue relating to the interpretation or application of this Option Agreement, then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall [ *** ]. If the matter is not resolved within [ *** ], either Party may then [ *** ].

6.2 Disputes Regarding [ *** ]; Arbitration. Any dispute or failure to agree [ *** ] that is not resolved pursuant to Section 6.1 shall be settled by [ *** ] as follows. Either Party, following the end of the [ *** ] period referenced in Section 6.1, may refer such issue to arbitration by submitting a written notice of such request to the other Party. Promptly following receipt of such notice, the Parties shall meet and discuss in good faith and agree on an arbitrator to resolve the issue, which arbitrator shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in [ *** ] in the [ *** ], and shall, if practicable, have some experience in negotiating, mediating, litigating or arbitrating issues relating to such agreements. If the Parties cannot agree on such arbitrator within [ *** ] of request by a Party for arbitration, then such arbitrator shall be appointed by the American Arbitration Association, which arbitrator must meet the foregoing criteria. Within [ *** ] after an arbitrator is selected (or appointed, as the case may be), each Party will deliver to the arbitrator both its proposed final version of the Acquisition Agreement (the “Proposed Terms” of the Party) and a memorandum (the “Support Memorandum”) in support thereof, not exceeding [ *** ]. The Parties will also provide the arbitrator a copy of this Option Agreement (and any other agreements referenced herein). Within [ *** ] after receipt of the other Party’s Proposed Terms and Support Memorandum, each Party may submit to the arbitrator (with a copy to the other Party) a response to the other Party’s Support Memorandum, such response not exceeding [ *** ]. Neither Party may have any other communications (either written or oral) with the arbitrator other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Section 6.2; provided that, the arbitrator may convene a hearing if the arbitrator so chooses to ask questions of the Parties and hear oral argument and discussion regarding each Party’s Proposed Terms. Within [ *** ] after the arbitrator’s appointment, the arbitrator will select [ *** ]. The decision of the arbitrator shall be final, binding, and unappealable. For clarity, the arbitrator must select [ *** ]. The arbitrator shall assess his or her costs, fees and expenses against the Party losing the arbitration.

6.3 Resolution of [ *** ]. With respect to any dispute, controversy, difference or claim that may arise under any theory of law between the Parties and not [ *** ], out of or in relation to or in connection with this Option Agreement (including [ *** ]) that is not resolved pursuant to Section 6.1, each Party shall have the right to pursue all remedies in law or equity in a court of competent jurisdiction.

6.4 Governing Law. This Agreement shall be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option Agreement to the substantive law of another jurisdiction.

6.5 Injunctive Relief. Nothing in this Article 6 or Section 7.9 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration or litigation if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6.6 Jurisdiction. For the purposes of this Article 6, the Parties agree to accept the jurisdiction of any U.S. District Court located in California for the purposes of enforcing any awards entered into pursuant to Section 6.2 or for the litigation of any claim or in seeking any injunction under Sections 6.3 and 6.5 and for enforcing the agreements reflected in this Article 6.

ARTICLE 7

GENERAL PROVISIONS

7.1 Notice of Noncompliance. The Company shall give prompt written notice to Cadence of any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Option Agreement.

7.2 Expenses. Whether or not the any of the Contemplated Transactions is consummated, each Party will pay its own fees and expenses incident to the negotiation, preparation and execution of this Option Agreement, including all legal, accounting and advisory fees, and any fees and expenses of a Qualified Valuation Expert (collectively, “Transaction Expenses”), except as may be set forth in the Preferred Stock Purchase Agreement. Should any suit or other action be brought hereunder, the attorneys’ fees and expenses of the prevailing Party shall be paid by the other Party to such action.

7.3 Notices. Any notice or other communication required or permitted to be delivered to either Party under this Option Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other Party).

if to Cadence:

12481 High Bluff Drive, Suite 200

San Diego, CA 92130

Attn: General Counsel

Facsimile: (858) 436-8510

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Attn: Faye H. Russell, Esq.

          Cheston J. Larson, Esq.

Facsimile: (858) 523-5450

if to the Company:

[ *** ]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

with a copy to (which shall not constitute notice):

Cooley LLP

3000 El Camino Real

Five Palo Alto Square

Palo Alto, CA 94306

Attn: Barbara A. Kosacz

Facsimile: (650) 849-7400

7.4 Severability. If any term or other provision of this Option Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Option Agreement shall nevertheless remain in full force and effect. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Option Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

7.5 Entire Agreement. This Option Agreement constitutes the entire agreement between the Parties with respect to the Option and supersedes all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof and thereof.

7.6 Successors and Assigns; Assignment. This Option Agreement shall be binding upon the Company and its permitted successors and permitted assigns (if any) and Cadence and its successors and permitted assigns (if any). This Option Agreement shall inure to the benefit of the Company, Cadence and the respective successors and assigns (if any) of the foregoing. This Option Agreement shall not be assigned by the Company whether by operation of law or otherwise; in whole or in part, without obtaining the prior written consent or approval of Cadence. This Option Agreement may be assigned by Cadence whether by operation of law or otherwise; in whole or in part, to any successor to all or substantially all of the business of Cadence, whether by merger, acquisition of assets or otherwise without the consent of the Company; provided that in such event, or in any event of the Change of Control of Cadence, the provisions of Section 7.7 shall apply.

7.7 Change of Control. In the event of any Change of Control of Cadence prior to exercise of the Option and before any Option Termination Event, this Option Agreement shall continue in full force and effect, provided, however, that within [ *** ] of [ *** ], the Company shall have the right, upon written notice to Cadence, to elect [ *** ] of the following actions:

(a) terminate Cadence’s rights under Section 2.7 to issue Cadence stock as partial payment of any Decision Payment;

(b) terminate and disband the JDC, in which event the Company would provide to Cadence written reports on a quarterly basis with respect to the status of the development of the Ionsys Product until an Option Termination Event, but only where such Change of Control is [ *** ]; or

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) cause the Cadence representative to be removed from the Company’s Board of Directors, but only where such Change of Control is [ *** ].

7.8 Parties in Interest. Nothing in this Option Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Option Agreement.

7.9 Enforcement of Agreement. The Parties hereto agree that irreparable damage would occur to the Parties if any of the provisions of this Option Agreement, including the provisions of Article 6, were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Parties would not have an adequate remedy at law and therefore will be entitled to an injunction or injunctions to prevent breaches of this Option Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Parties are entitled hereunder, at law or in equity.

7.10 Headings. The descriptive headings contained in this Option Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Option Agreement.

7.11 Counterparts. This Option Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

7.12 Waiver. No failure on the part of either Party to exercise any power, right, privilege or remedy under this Option Agreement, and no delay on the part of either Party in exercising any power, right, privilege or remedy under this Option Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Party shall be deemed to have waived any claim arising out of this Option Agreement, or any power, right, privilege or remedy under this Option Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

7.13 Further Assurances. Each Party hereto shall execute and cause to be delivered to the other Party hereto such instruments and other documents, and shall take such other actions, as such other Party may reasonably request for the purpose of carrying out or evidencing any of the Contemplated Transactions.

7.14 Construction. For purposes of this Option Agreement, whenever the context requires the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(a) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Option Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) As used in this Option Agreement and the Exhibits and Schedules to this Option Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(c) Except as otherwise indicated, (i) all references in this Option Agreement to “Articles,” “Sections,” “Exhibits,” “Schedules” and “Annexes” are intended to refer to Articles or Sections of this Option Agreement, Exhibits to this Option Agreement, Schedules and Annexes to this Option Agreement (as applicable), and (ii) all references in this Option Agreement to dollar amounts are intended to refer to U.S. dollars.

7.15 Amendment and Waiver. This Option Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Cadence and the Company.

IN WITNESS WHEREOF, the Parties have caused this Option Agreement to be executed and delivered as of the date first set forth above.

CADENCE PHARMACEUTICALS, INC.

Signature:	/s/ Theodore R. Schroeder
Name: Theodore R. Schroeder
Title: President and Chief Executive Officer

INCLINE THERAPEUTICS, INC.

Signature:	/s/ Alan Levy
Name: Alan Levy, Ph.D.
Title: Chief Executive Officer

EXHIBITS AND SCHEDULES

Exhibit A	Product Information

Schedule 2.5(a) -	Key Terms of Acquisition Agreement

-ii-

EXHIBIT A

PRODUCT INFORMATION

[ *** ]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

-iii-

SCHEDULE 2.5(A)

CERTAIN KEY PROVISIONS OF ACQUISITION AGREEMENT

[ *** ]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

-iv-